                                                                   EXHIBIT 10.48

                                REINSTATEMENT OF
                         AGREEMENT OF PURCHASE AND SALE
                                  AND AMENDMENT





         THIS REINSTATEMENT OF AGREEMENT OF PURCHASE AND SALE AND AMENDMENT ("Reinstated Agreement") is made by and between WINN Limited Partnership, a North Carolina limited partnership doing business in the State of Florida as WINN Limited Partnership of North Carolina ("Purchaser") and Park Hotel, Limited, a Florida limited partnership ("Seller");

                                WITNESSETH THAT:

         WHEREAS, Purchaser and Seller entered into that certain Agreement dated March 25, 1997 pertaining to the Premises relative to the Hotel which is defined therein as the Holiday Inn Express located at 13625 Icot Boulevard, Clearwater, Florida ("the Agreement"); and

         WHEREAS, all of the capitalized terms defined in the Agreement shall have the same meanings when used in this Reinstated Agreement as defined in the Agreement; and

         WHEREAS, on May 1, 1997 prior to the end of the Feasibility Period, Purchaser gave timely notice of the termination of the Agreement; and

         WHEREAS, Purchaser and Seller have agreed to reinstate the Agreement and to make certain amendments to the Agreement as expressly set forth in this Reinstated Agreement;

         NOW, THEREFORE, for and in consideration of the Premises, the Deposit and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged by Purchaser and Seller, Purchaser and Seller do hereby covenant and agree as follows:

         1. Reinstatement of Agreement. Purchaser and Seller do hereby reinstate, republish, ratify and affirm all of the terms and provisions of the Agreement, a copy of which is attached hereto as Exhibit A, and in accordance therewith, the Agreement and all of the terms and provisions contained therein are hereby expressly incorporated herein in full by this reference, just as if the Agreement had at all times remained in full force and effect and not been terminated by Purchaser as set forth hereinbefore, subject to the amendments thereto as are expressly set forth hereinafter.

         2. Reduction in Purchase Price. The Purchase Price set forth in Article II of the Agreement is hereby reduced from Six Million Four Hundred Fifty Thousand and NO/100 Dollars ($6,450,000.00) to Six Million Three Hundred Fifty Thousand and NO/100 Dollars ($6,350,000.00), adjusted as provided in Article IX of the Agreement. In consideration of and for the foregoing reduction in the Purchase Price by Seller, Purchaser does hereby acknowledge, covenant and agree that the definition of signs contained in Article I, paragraph (c), as well as any other provision of the Agreement relative thereto, shall not and does not include the obligation or responsibility of Seller to provide Purchaser with off-site signage, specifically including, but not limited to, any rights to signage addressed in paragraph 3 of that certain Addendum to Settlement Agreement dated June 26, 1991 on or upon that certain property defined therein as the "Rubin ICOT Retail Property". By virtue of the foregoing, Purchaser does hereby waive, release, remise and quit claim any claim to entitlement to or obligation on the part of Seller to provide any such off-site signage as a portion of the Premises defined in the Agreement. Notwithstanding anything in the foregoing which may be construed to the contrary, Seller does hereby covenant and agree to assist Purchaser, at no cost or expense to Purchaser, in obtaining the municipal approvals as may be necessary for Purchaser to obtain additional signage at or for the Hotel, with no liability to Seller in the event Purchaser is unsuccessful in obtaining any such municipal approvals.

         3. Cure of Title Defects and Survey Defects. Seller acknowledges that Purchaser has previously raised certain Title Defects and Survey Defects. Purchaser does hereby acknowledge, covenant and agree that upon delivery by Seller at Closing of the originals of the documents attached hereto as Exhibit B-1 (certificate of compliance and waiver of right of first refusal), Exhibit B-2 (parking easement agreement), Exhibit B-3 (compliance letter from Florida Power Company relative to utility easement) and Exhibit B-4 (indemnity pertaining to recorded development orders), which exhibits are hereby incorporated herein by this reference, all Title Defects and Survey Defects previously raised by Purchaser shall be satisfactorily resolved by Seller.

         4. Amended Closing Date. The Closing Date is hereby amended such that Closing shall occur on or before the 15th day following the date of this Reinstated Agreement.

         5. Joinder by ICOT Investments, Ltd. ICOT Investments, Ltd., a Florida limited partnership, executed that certain Consent to Hotel Covenant Not to Compete which is attached to the Agreement as Schedule 5, a copy of which is attached hereto as Exhibit C and incorporated herein by this reference. ICOT Investments, Ltd. joins in the execution of this Reinstated Agreement to acknowledge that the Agreement has been reinstated and amended in accordance with the express terms set forth in this Reinstated Agreement and does hereby ratify, affirm and republish in full the terms and provisions of Exhibit C hereto effective as of the date of this Reinstated Agreement and by virtue thereof, does hereby acknowledge, consent and agree to the terms and provisions of paragraph C of Article XV of the Agreement reinstated in full by this Reinstated Agreement, effective as of the date hereof and which shall survive Closing in accordance with the express terms thereof.

         6. Status of Reinstated Agreement. Unless expressly amended by the terms and provisions of this Reinstated Agreement, all of the other terms and provisions set forth in the Agreement shall remain as expressly set forth therein.

         7. Joinder by Escrow Agent. Escrow Agent joins in the execution of this Reinstated Agreement to acknowledge the reinstatement of the Agreement in accordance with the terms and provisions expressly set forth in this Reinstated Agreement. In addition, Escrow Agent acknowledges that it continues to hold the Deposit and will hold and disburse the Deposit in accordance with the express terms set forth in the Agreement relative thereto.

         IN WITNESS WHEREOF, Purchaser and Seller have executed this Reinstated Agreement under seal as of the 22 day of July, 1997.

                                   Purchaser:

                                   WINN Limited Partnership, a
                                   North Carolina limited
                                   partnership doing business
                                   in the State of Florida as
                                   WINN Limited Partnership of
                                   North Carolina

                                   By: Winston Hotels, Inc.,
                                       a North Carolina corporation,
                                       general partner

(Corporate Seal)                   By: /s/ Robert W. Winston IV
                                       -----------------------------------
                                                      President
                                       --------------

Attest:

/s/ Brenda G. Burns
-------------------------
Assistant Secretary

                                     Seller:

                                     Park Hotel, Limited,
                                     a Florida limited partnership

                                     By: KGFL Park Hotel Corp.,
(Corporate Seal)                         a Florida corporation,
                                         general partner

                                     By:   /s/ Marvin J. Slovacek, Jr.    (SEAL)
                                           -----------------------------
                                     Name:  Marvin J. Slovacek, Jr.
                                     Title: Vice President

                                     Escrow Agent:

                                     The Title Company of North Carolina, Inc., as agent for First American Title Insurance Company

                                     Name:  /s/ Alice B. Murdock
                                            --------------------------------
                                     Title: Vice President

         ICOT Investments, Ltd., a Florida limited partnership, joins in the execution of this Reinstated Agreement for the sole and express purposes set forth in paragraph 5 hereof.


                                      ICOT Investments, Ltd.,
                                      a Florida limited partnership

                                      By: ICOT Investments, Inc.,
                                          as General Partner

                                      By:   /s/ J. Bob Humphries
                                            ----------------------------------
                                      Name: J. Bob Humphries
                                      Title: Vice President